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                                                                  EXECUTION COPY


                             AMENDMENT NO. 3 TO THE
                                CREDIT AGREEMENT


                                        Dated as of March 31, 2000

     AMENDMENT NO. 3 TO THE CREDIT AGREEMENT among ACCURIDE DE MEXICO, S.A. DE C.V., a corporation organized and existing under the laws of the United Mexican States (the "BORROWER"), ACCURIDE CORPORATION, a Delaware corporation ("ACCURIDE") and CITIBANK MEXICO, S.A., GRUPO FINANCIERO CITIBANK (the "LENDER").

     PRELIMINARY STATEMENTS:

     (1) The Borrower and the Lender have entered into a Credit Agreement dated as of July 9, 1998, as amended by the Amendment No. 1 to the Credit Agreement dated as of September 13, 1999 and the Amendment No. 2 to the Credit Agrement dated as of December 31, 1999 (such Credit Agreement as so amended being the "CREDIT AGREEMENT"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

     (2) Accuride Corporation, the Borrower and the Lender have entered into an Amended and Restated Completion Guaranty Agreement dated as of May 20, 1999 (the "COMPLETION GUARANTY").

     (3) Accuride has entered into the Parent Guaranty and the Pledge Agreement in favor of the Lender.

     (4) The Lender has entered into a Participation Agreement with each of The Bank of Nova Scotia and Comerica Bank (the "PARTICIPANTS").

     (5) The Borrower and Accuride have requested the termination of the Completion Guaranty, amendments to the Credit Agreement to reflect such termination, and an extension of the Working Capital Termination Date to July 9, 2001.

     (6) The Lender is, on the terms and conditions stated below, willing to grant such request and the Participants are willing to consent thereto.

     SECTION 1. TERMINATION OF THE COMPLETION GUARANTY. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in
Section 4, the
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Completion Guaranty is hereby terminated and all the Obligations of the Borrower and Accuride under the Completion Guaranty are hereby terminated.

     SECTION 2. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4, hereby amended as follows:

          (a) The definitions of the terms "Completion", "Completion Date", "Completion Default" and "Completion Guaranty" contained in Section 1.01 of the Credit Agreement are deleted in their entirety, and the term "Completion Guaranty" is deleted from the definition of "Loan Documents" contained in Section 1.01 of the Credit Agreement.

          (b) Section 6.02 of the Credit Agreement is amended by deleting in their entirety subsections (m) and (r) of such Section 6.02.

     SECTION 3. WORKING CAPITAL COMMITMENT EXTENSION. The Lender hereby agrees that the current Working Capital Termination Date now in effect under the Credit Agreement shall, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4, be automatically extended to July 9, 2001 pursuant to Section 2.12(a) of the Credit Agreement (except if any Default shall have occurred and be continuing on the 91st day prior to such current Working Capital Termination Date), and that it will not provide the written notice to the Borrower referred to in Section 2.12(b) of the Credit Agreement on or before the 90 days prior to such current Working Capital Termination Date.

     SECTION 4. CONDITIONS OF EFFECTIVENESS. (a) This Amendment shall become effective as of the date first above written when, and only when, the Lender shall have received (i) counterparts of this Amendment executed by the Borrower, Accuride and the Lender and (ii) counterparts of the Consent of the Participants attached hereto executed by the Participants and, in addition, (b) Sections 1, 2 and 3 hereof shall become effective when, and only when, the Borrower shall have paid to the Lender a fee equal to 0.25% of 1% of the sum of the Term Commitment (whether used or unused) and the Working Capital Commitment (whether used or unused).

     SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. The Borrower represents and warrants as follows:

          (a) the representations and warranties contained in each Loan Document (as defined in the Credit Agreement as amended hereby) are correct in all material respects on and as of the date hereof as though made on and as of such date other than any such representations or warranties that, by their terms, refer to a specific date other than the date hereof, in which case as of such specific date; and

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          (b)  no event has occurred and is continuing that constitutes a
     Default (as defined in the Credit Agreement as amended hereby).

     SECTION 6. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

          (b) The Credit Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender under any of the Loan Documents, nor constitute a waiver of, or a consent from, any of the terms and conditions of any of the Loan Documents.

     SECTION 7. ACCURIDE CONSENT. Accuride as Guarantor under the Parent Guaranty and as Pledgor under the Pledge Agreement hereby consents to this Amendment and hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the Parent Guaranty and the Pledge Agreement are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects.

     SECTION 8. COSTS AND EXPENSES. The Borrower agrees to pay on demand all costs and expenses of the Lender in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other documents to be delivered in connection herewith (including, without limitation, the reasonable fees and expenses of counsel for the Lender) in accordance with the terms of Section 7.04 of the Credit Agreement.

     SECTION 9. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

     SECTION 10. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                        ACCURIDE DE MEXICO, S.A. DE C.V.


                                        By /s/ JUAN GERARDO VARELA
                                           --------------------------------
                                           Name: Juan Gerardo Varela
                                           Title: Director General


                                        ACCURIDE CORPORATION


                                        By /s/ WILLIAM P. GREUBEL
                                           --------------------------------
                                           Name: William P. Greubel
                                           Title: President


                                        CITIBANK MEXICO, S.A., GRUPO
                                        FINANCIERO CITIBANK


                                        By /s/ PEDRO CEDILLO
                                           --------------------------------
                                           Name: Pedro Cedillo
                                           Title: Vice President

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                                   CONSENT OF
                                  PARTICIPANTS

                           Dated as of March 31, 2000


     Reference is made to the Amendment No. 3 to the Credit Agreement dated as of March __, 2000 (the "AMENDMENT"; the terms defined in the Amendment or the Credit Agreement (as defined in the Amendment) being used herein as therein defined) among Accuride de Mexico, S.A. de C.V., a corporation organized and existing under the laws of the United Mexican States, Accuride Corporation, a Delaware corporation, and Citibank Mexico, S.A., Grupo Financiero Citibank (the "LENDER").

     Each Participant named below as a party to a Participation Agreement with the Lender, hereby (a) consents to the Amendment and hereby confirms and agrees that, notwithstanding the effectiveness of the Amendment, the Participation Agreement to which such Participant is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, and
(b) agrees that it will not deliver to the Lender the written notice (to the effect that such Participant does not agree to the extension of the Working Capital Termination Date) referred to in Section 6(c) of the Participation Agreement on or before 95 days prior to the current Working Capital Termination Date now in effect under the Credit Agreement.

     This Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same Consent. Delivery of an executed counterpart of a signature page to this Consent by telecopier shall be effective as delivery of a manually executed counterpart of this Consent.

     This Consent shall be governed by, and construed in accordance with, the law of the State of New York.

                                        THE BANK OF NOVA SCOTIA


                                        By /s/ F.C.H. ASHBY
                                           --------------------------------
                                           Name: F.C.H. Ashby
                                           Title: Senior Manager Loan Operations

                                        COMERICA BANK


                                        By /s/ NATASHA SPASOVSKI
                                           --------------------------------
                                           Name: Natasha Spasovski
                                           Title: Assistant Vice President